                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                                AMENDMENT NO. 1
                                      TO
                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)           December 21, 2000
                                                --------------------------------


                    Wells Real Estate Investment Trust, Inc.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                   Maryland
--------------------------------------------------------------------------------
                (State or other jurisdiction of incorporation)


          0-25739                                            58-2328421
-----------------------------                  ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


         6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code     (770) 449-7800
                                                   -----------------------------


________________________________________________________________________________
         (Former name or former address, if changed since last report)

                   INFORMATION TO BE INCLUDED IN THE REPORT

        Wells Real Estate Investment Trust, Inc. (the "Registrant") hereby amends its Current Report on Form 8-K, dated December 21, 2000 to provide the required financial statements of the Registrant relating to the acquisition by the Registrant of an interest in the Stone & Webster Building located in Houston, Texas and the Metris Minnetonka Building located in Minnetonka, Minnesota as described in such Current Report.

Item 7.  Financial Statements and Exhibits.

        (a)    Financial Statements. The following financial statements of the
               --------------------
Registrant relating to the Stone & Webster Building are submitted at the end of this Amendment to Current Report and are filed herewith and incorporated herein by reference:

Stone & Webster Building                                                                  Page
                                                                                          ----
        Report of Independent Public Accountants                                           F-1

        Statements of Revenues Over Certain Operating Expenses
        for the year ended December 31, 1999 (audited)
        and the nine months ended September 30, 2000 (unaudited)                           F-2

        Notes to Statements of Revenues Over Certain
        Operating Expenses for the year ended December 31, 1999 (audited)
        and the nine months ended September 30, 2000 (unaudited)                           F-3


        (b)    Pro Forma Financial Information.  The following unaudited pro
               -------------------------------
forma financial statements of the Registrant are submitted at the end of this Amendment to Current Report and are filed herewith and incorporated herein by reference:

Wells Real Estate Investment Trust, Inc.                                                  Page
                                                                                          ----
        Summary of Unaudited Pro Forma Financial Statements                                F-5

        Pro Forma Balance Sheet as of September 30, 2000 (unaudited)                       F-6

        Pro Forma Statements of Income (loss) for the year ended December 31,
        1999 (unaudited) and the nine months ended September 30, 2000
        (unaudited)                                                                        F-8

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WELLS REAL ESTATE INVESTMENT
                                            TRUST, INC.(Registrant)


                                            By: /s/ Leo F. Wells, III
                                                --------------------------------
                                                Leo F. Wells, III,
                                                President

Date:  February 5, 2001

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS






To the Wells Real Estate Investment Trust, Inc.:


We have audited the accompanying statement of revenues over certain operating expenses for the STONE & WEBSTER BUILDING for the year ended December 31, 1999. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this financial statement excludes certain expenses that would not be comparable with those resulting from the operations of the Stone & Webster Building after acquisition by the Wells Operating Partnership, L.P. (on behalf of Wells Real Estate Investment Trust, Inc.). The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Stone & Webster Building's revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses presents fairly, in all material respects, the revenues over certain operating expenses of the Stone & Webster Building for the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.


/s/ Arthur Andersen LLP

Atlanta, Georgia
January 19, 2001

                           STONE & WEBSTER BUILDING


                            STATEMENTS OF REVENUES

                        OVER CERTAIN OPERATING EXPENSES

                     FOR THE YEAR ENDED DECEMBER 31, 1999

                 AND THE NINE MONTHS ENDED SEPTEMBER 30, 2000



                                                      2000            1999
                                                    ----------     ----------
                                                   (Unaudited)

RENTALS REVENUES                                    $1,637,685     $2,183,580

OPERATING EXPENSES, net of reimbursements            1,250,097      1,666,796
                                                    ----------     ----------
REVENUES OVER CERTAIN OPERATING EXPENSES            $  387,588     $  516,784
                                                    ==========     ==========

       The accompanying notes are an integral part of these statements.

                           STONE & WEBSTER BUILDING


                        NOTES TO STATEMENTS OF REVENUES

                        OVER CERTAIN OPERATING EXPENSES

                     FOR THE YEAR ENDED DECEMBER 31, 1999

           AND THE NINE MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Description of Real Estate Property Acquired

     On December 21, 2000, the Wells Operating Partnership L.P. ("Wells OP"), a Delaware Limited Partnership formed to acquire, own, lease, operate, and manage real properties on behalf of the Wells Real Estate Investment Trust, Inc., acquired the Stone & Webster Building from Cardinal Paragon, Inc. ("Cardinal"). Cardinal is not an affiliate of Wells OP. The total purchase price of the Stone & Webster Building was $44,970,000. Wells OP incurred additional acquisition expenses in connection with the purchase of the Stone & Webster Building, including attorney's fees, recording fees, loan fees, and other closing costs, of approximately $45,000. The funds used to purchase the Stone & Webster Building consisted of cash and proceeds from notes payable to Guarantee Federal Bank, F.S.B. and Cardinal.

     Stone & Webster, Inc. ("Stone & Webster") occupies 206,048 of the entire 312,564 rentable square feet of the Stone & Webster Building under an office building lease between Wells OP and Stone & Webster (the "Stone & Webster Lease") entered into at closing. The current term of the Stone & Webster Lease is ten years, which commenced on December 28, 2000 and expires on December 31, 2010. Stone & Webster has the right to extend the Stone & Webster Lease for two additional five-year periods for a base rent equal to the greater of (i) the last year's rent, or (ii) the then-current "fair market rental value." In the event that the parties cannot agree upon the fair market rental value, such value shall be determined in accordance with the appraisal procedure contained in the Stone & Webster Lease. The Stone & Webster Lease is guaranteed by The Shaw Group, Inc., the parent company of Stone & Webster. Pursuant to the Stone & Webster Lease, Stone & Webster is required to pay its proportionate share of property taxes relating to the Stone & Webster Building and all operating costs incurred by the landlord in maintaining and operating the Stone & Webster Building, including garbage and waste disposal, janitorial service and window cleaning, security, insurance, water and sewer charges, wages, salaries, and employee benefits of all employees engaged in the operation, maintenance and management of the building, indoor and outdoor landscaping, utilities and repairs, replacements and general maintenance.

     SYSCO occupies the remaining 106,516 rentable square feet of the Stone & Webster Building under a Lease Agreement (the "SYSCO Lease"). The landlord's interest in the SYSCO Lease was assigned to Wells OP at the closing. The initial term of the SYSCO Lease is ten years, which commenced on October 1, 1998, and expires on September 20, 2008. Pursuant to the SYSCO Lease, SYSCO is required to pay its proportionate share of property taxes and operating costs incurred by the landlord in maintaining and operating the Stone & Webster Building, including supplies and materials, utilities, insurance and repairs, replacements, general maintenance and wages and salaries (including management fees not to exceed 3% of gross revenues attributable to the building) of all employees engaged in such operation.

     Rental Revenues

     Rental income from leases is recognized on a straight-line basis over the life of the lease.

2.   BASIS OF ACCOUNTING

     The accompanying statement of revenues over certain operating expenses is presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain historical expenses, such as depreciation, interest, and management fees, not comparable to the operations of the Stone & Webster Building after acquisition by Wells OP.

                   WELLS REAL ESTATE INVESTMENT TRUST, INC.


                   UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma balance sheet as of September 30, 2000 has been prepared to give effect to the acquisition of the Motorola Plainfield Building ("Prior Acquisition"), the Stone & Webster Building, and the Metris Minnetonka Building by the Wells Operating Partnership, L.P. ("Wells OP"), and the AT&T Call Center Buildings by the Wells XII-REIT Joint Venture (a joint venture between the Wells OP and Wells Real Estate Fund XII, L.P.), as if the acquisitions occurred on September 30, 2000. The following unaudited pro forma statements of income (loss) for the year ended December 31, 1999 for and the nine months ended September 30, 2000 have been prepared to give effect to the acquisition of the Dial Building, the ASML Building, the Motorola Tempe Building, the Motorola Plainfield Building (together, the "Prior Acquisitions"), the Stone & Webster Building, the Metris Minnetonka Building and the AT&T Call Center Buildings as if each acquisition occurred on January 1, 1999.

Wells OP is a Delaware limited partnership that was organized to own and operate properties on behalf of the Wells Real Estate Investment Trust, Inc. Wells Real Estate Investment Trust, Inc. is the general partner of the Wells OP.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions been consummated at the beginning of the period presented.

As of September 30, 2000, the date of the accompanying pro forma balance sheet, Wells OP held cash of $12,257,161. The additional cash used to purchase the Stone & Webster Building, the Metris Minnetonka Building, and the AT&T Call Center Buildings including deferred project costs paid to Wells Capital, Inc. (an affiliate of Wells OP), was raised through the issuance of additional shares subsequent to September 30, 2000, but prior to the acquisition dates of December 21, 2000, December 21, 2000, and December 28, 2000, respectively. This balance is reflected in due to affiliates in the accompanying pro forma balance sheet.

                   WELLS REAL ESTATE INVESTMENT TRUST, INC.


                            PRO FORMA BALANCE SHEET

                              SEPTEMBER 30, 2000


                                  (Unaudited)




                                                           ASSETS
                             Wells Real
                               Estate               Pro Forma Adjustments
                                             ----------------------------------------------------------------
                                                                                                    AT&T
                             Investment          Prior             Stone &          Metris      Call Center     Pro Forma
                            Trust, Inc.       Acquisition          Webster        Minnetonka     Buildings        Total
                           ----------------  --------------   ----------------  ---------------  ------------  --------------
REAL ESTATE ASSETS,
 at cost:
  Land                        $  21,695,304  $  9,652,500(a)    $  7,100,000(a)  $  7,700,000(a)           0    $  47,167,473
                                                  402,509(b)         296,070(b)       321,090(b)
  Buildings less
     accumulated
     depreciation of
     $6,810,792                 188,671,038    24,525,641(a)      37,914,954(a)    45,151,969(a)           0      300,750,212
                                                1,022,719(b)       1,581,054(b)     1,882,837(b)
  Construction in progress          295,517             0                  0                0              0          295,517
                              -------------  ------------       ------------     ------------    -----------    -------------
      Total real estate
               assets           210,661,859    35,603,369         46,892,078       55,055,896              0      348,213,202

INVESTMENT IN JOINT
  VENTURES                       36,708,242             0                  0                0      7,017,244(e)    43,725,486

CASH AND CASH
  EQUIVALENTS                    12,257,161   (10,753,381)(a)       (466,584)(a)            0              0                0
                                                 (954,223)(b)
                                                  (82,973)(c)

DEFERRED OFFERING
  COSTS                           1,108,206             0                  0                0              0        1,108,206

DEFERRED PROJECT
  COSTS                             471,005      (471,005)(b)              0                0              0                0

DUE FROM AFFILIATES                 859,515             0                  0                0              0          859,515

PREPAID EXPENSES AND
  OTHER ASSETS                    6,344,905        82,973(c)               0                0              0        6,427,878
                              -------------  ------------       ------------     ------------    -----------    -------------
        Total assets          $ 268,410,893  $ 23,424,760       $ 46,425,494     $ 55,055,896    $ 7,017,244    $ 400,334,287
                              =============  ============       ============     ============    ===========    =============

                     LIABILITIES AND SHAREHOLDRES' EQUITY

                                 Wells Real                        Pro Forma Adjustments
                                   Estate      --------------------------------------------------------------------
                                                                                                      AT&T
                                 Investment         Prior           Stone &           Metris        Call Center         Pro Forma
                                 Trust, Inc.     Acquisitions       Webster         Minnetonka       Buildings            Total
                                ------------   ---------------   --------------- ----------------   --------------   --------------
LIABILITIES:
   Accounts payable and accrued
     expenses                   $    975,821   $    424,760(a)(d)   $          0     $           0    $         0    $    1,400,581
   Notes payable                  38,909,030     23,000,000(a)        38,900,000(a)   52,850,000(a)             0       153,659,030
   Dividends payable               4,475,982              0                    0               0                0         4,475,982
   Due to affiliate                1,372,508              0            5,648,370(a)        1,969(a)     6,736,554(a)     18,121,142
                                                                       1,877,124(b)    2,203,927(b)       280,690(b)
                                ------------   ------------         ------------     ------------     -----------    --------------
    Total liabilities             45,733,341     23,424,760           46,425,494      55,055,896        7,017,244       177,656,735
                                ------------   ------------         ------------     ------------     -----------    --------------
COMMITMENTS AND
  CONTINGENCIES

MINORITY INTEREST OF
  UNIT HOLDER IN
  OPERATING PARTNERSHIP              200,000              0                    0                0               0           200,000
                                ------------   ------------         ------------     ------------     -----------    --------------
SHAREHOLDERS' EQUITY:
  Common shares, $.01
  par value; 40,000,000 shares
  authorized, 13,471,085 shares
  issued and outstanding             261,748              0                    0                0               0           261,748
   Additional paid-in capital    222,215,804              0                    0                0               0       222,215,804
   Retained earnings                       0              0                    0                0               0                 0
                                ------------   ------------         ------------     ------------     -----------    --------------
    Total shareholders' equity   222,477,552              0                    0                0               0       222,477,552
                                ------------   ------------         ------------     ------------     -----------    --------------
    Total liabilities
     and shareholders' equity   $268,410,893   $ 23,424,760         $ 46,425,494     $ 55,055,896     $ 7,017,244    $  400,334,287
                                ============   ============         ============     ============     ===========    ==============

     (a) Reflects Wells Real Estate Investment Trust, Inc.'s purchase price for the building.

     (b) Reflects deferred project costs allocated to the land and building at approximately 4.17% of the purchase price.

     (c) Reflects loan fees incurred in connection with the receipt of loan proceeds from the SouthTrust Bank, N.A., line of credit.

     (d) Reflects assumption of obligation of Wells OP to reimburse the tenant of certain rent payments required of it under its prior lease.

     (e) Reflects Wells Real Estate Investment Trust, Inc.'s contribution to the Wells Fund XII-REIT Joint Venture

                   WELLS REAL ESTATE INVESTMENT TRUST  INC.

                     PRO FORMA STATEMENT OF INCOME (LOSS)

                     FOR THE YEAR ENDED DECEMBER 31, 1999

                                  (Unaudited)

                                Wells Real
                                  Estate                            Pro Forma Adjustments
                                               -----------------------------------------------------------------
                                                                                                        AT&T
                                 Investment         Prior            Stone &           Metris       Call Center       Pro Forma
                                 Trust, Inc.     Acquisitions        Webster         Minnetonka      Buildings          Total
                                ------------   --------------     ------------     -------------    ------------    --------------
REVENUES:
   Rental income                 $ 4,735,184    $ 7,366,142(a)    $  2,183,580(a)   $          0     $        0     e$   14,284,906
   Equity in income (loss) of
      joint ventures               1,243,969              0                  0                 0       (121,813)(l)      1,122,156
   Interest income                   502,993              0                  0                 0              0            502,993
   Other income                       13,249              0                  0                 0              0             13,249
                                 -----------    -----------       ------------      ------------     ----------     --------------
                                   6,495,395      7,366,142          2,183,580                 0       (121,813)        15,923,304
                                 -----------    -----------       ------------      ------------     ----------     --------------
EXPENSES:
   Depreciation and
      amortization                 1,726,103      2,864,752(b)       1,579,840(b)      1,881,392(b)           0          8,075,793
                                                     23,706(c)
   Interest                          442,029      2,758,350(d)       3,279,080(j)      3,762,920(k)           0         12,479,479
                                                    450,000(e)
                                                  1,787,100(f)

   Operating costs, net of
      reimbursements                 (74,666)       (60,400)(g)      1,666,796(h)         34,092(h)           0          1,576,738
                                                     10,916(h)

   Management and leasing
      fees                           257,744        315,537(i)          98,261(i)              0              0            671,542
   General and administrative        123,776              0                  0                 0              0            123,776
   Legal and accounting              115,471              0                  0                 0              0            115,471
   Computer costs                     11,368              0                  0                 0              0             11,368
   Amortization of
      organizational costs             8,921              0                  0                 0              0              8,921
                                 -----------    -----------       ------------      ------------     ----------      -------------
                                   2,610,746      8,149,961          6,623,977         5,678,404              0         23,063,088
                                 -----------    -----------       ------------      ------------     ----------      -------------
NET INCOME (LOSS)                $ 3,884,649    $  (783,819)      $ (4,440,397)     $ (5,678,404)    $ (121,813)    $   (7,139,784)
                                 -----------    -----------       ------------      ------------     ----------      -------------

HISTROICAL EARNINGS
   PER SHARE (BASIC
   AND DILUTED)                  $      0.50
                                 -----------
PRO FORMA LOSS PER
   SHARE (BASIC AND
   DILUTED) (m)                                                                                                     $ (0.24)(m)
                                                                                                                   ------------
PRO FORMA LOSS PER
   SHARE (BASIC AND
   DILUTED) (n)                                                                                                     $ (0.23)(n)
                                                                                                                   ------------

     (a)       Rental income is recognized on a straight-line basis.

     (b) Depreciation expense on the building is recognized using the straight-line method and a 25 year life.

     (c) Amortization of loan costs over term of SouthTrust Bank, N.A. line of credit.

     (d) Interest expense on the $9,000,000 line of credit with SouthTrust Bank, N.A. and the $26,500,000 line of credit with Bank of America, N.A., which bear interest at 7.77% for the year ended December 31, 1999.

     (e) Interest expense on the $5,000,000 note payable with Ryan Companies U.S., Inc., the seller, which bears interest at 9% for the year ended December 31, 1999.

     (f) Interest expense on the $23,000,000 line-of-credit with SouthTrust Bank, N.A., which bears interest at 7.77% for the year ended December 31, 1999.

     (g) Consists of ground lease and insurance expense for the ASML Building and the Motorola Tempe Building, net of tenant reimbursements.

     (h)       Consists of non-reimbursable operating expenses.

     (i) Management and leasing fees equal approximately 4.5% of rental income.

     (j) Interest expense on the $3,000,000 note payable to Cardinal Paragon, Inc. and $35,900,000 note payable to Guaranteed Federal Bank, F.S.B., which bear interest at 6% and 8.63%, respectively, for the year ended December 31, 1999.

     (k) Interest expense on the $52,850,000 line of credit with SouthTrust Bank, N.A., which bears interest at 7.12% for the year ended December 31, 1999.

     (l) Reflects Wells Real Estate Investment Trust, Inc.'s equity in loss of the Wells XII-REIT Joint Venture.

     (m) As of the acquisition date of December 21, 2000, for the Stone & Webster Building and the Metris Minnetonka Building, Wells Real Estate Investment Trust, Inc. had 30,665,147 shares of common stock outstanding; pro forma earnings per share is calculated as if these shares were outstanding for the entire year ended December 31, 1999.

     (n) As of the acquisition date of December 28, 2000 for the AT&T Call Center Buildings, Wells Real Estate Investment Trust, Inc. had 31,244,246 shares of common stock outstanding; pro forma earnings per share is calculated as if these shares were outstanding for the entire year ended December 31, 1999.

                    WELLS REAL ESTATE INVESTMENT TRUST INC.

                     PRO FORMA STATEMENT OF INCOME (LOSS)

                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000

                                 (Unaudited)



                             Wells Real
                               Estate                              Pro Forma Adjustments
                                              -----------------------------------------------------------------
                                                                                                      AT&T
                               Investment         Prior             Stone &           Metris       Call Center       Pro Forma
                               Trust, Inc.     Acquisitions         Webster         Minnetonka      Buildings          Total
                               -------------  --------------     -------------    --------------  -------------    -------------
REVENUES:
   Rental income                $ 13,712,371   $  2,210,432(a)   $  1,637,685(a)  $    586,435(a)  $          0     $ 18,146,923
   Equity in income of joint
      ventures                     1,684,247              0                 0                0          193,604(n)     1,877,851
   Interest income                   338,020              0                 0                0                0          338,020
                                ------------   ------------      ------------     ------------     ------------     ------------
                                  15,734,638      2,210,432         1,637,685          586,435          193,604       20,362,794
                                ------------   ------------      ------------     ------------     ------------     ------------
EXPENSES:
   Depreciation and
      amortization                 5,084,689      1,227,155(b)      1,184,880(b)     1,411,044(b)             0        8,925,548
                                                     17,780(c)
   Interest                        2,798,299        777,450(d)      2,555,910(j)     3,186,855(k)             0       10,977,634
                                                    112,500(e)
                                                  1,546,620(f)

   Operating costs, net of
      reimbursements                 631,407        (15,099)(g)     1,250,097(h)        22,728(h)             0        1,962,872
                                                     73,739(h)

   Management and
      leasing fees                   919,630         99,470(i)         73,696(i)        26,390(i)             0        1,119,186
   General and
      administrative                 273,484              0                 0                0                0          273,484
   Legal and accounting              130,603              0                 0                0                0          130,603
   Computer costs                      8,846              0                 0                0                0            8,846
   Amortization of
      organizational costs           150,143              0                 0                0                0          150,143
                                ------------   ------------      ------------     ------------     ------------     ------------
                                   9,997,101      3,839,615         5,064,583        4,647,017                0       23,548,316
                                ------------   ------------      ------------     ------------     ------------     ------------
NET INCOME (LOSS)               $  5,737,537   $ (1,629,183)     $ (3,426,898)    $ (4,060,582)    $    193,604     $ (3,185,522)
                                ============   ============      ============     ============     ============     ============

HISTORICAL EARNINGS
   PER SHARE (BASIC
   AND DILUTED)                 $       0.30
                                ============
PRO FORMA LOSS PER
   SHARE (BASIC AND
   DILUTED) (l)                                                                                                     $      (0.11)(l)
                                                                                                                    ================
PRO FORMA LOSS PER
   SHARE (BASIC AND
   DILUTED) (m)                                                                                                     $      (0.10)(m)
                                                                                                                    ================

     (a)    Rental income is recognized on a straight-line basis.
     (b) Depreciation expense on the building is recognized using the straight-line method and a 25 year life.
     (c)    Amortization of loan costs over term of SouthTrust Bank, N.A.
     line of credit.
     (d) Interest expense on the $9,000,000 line of credit with SouthTrust Bank, N.A. and the $26,500,000 line of credit with Bank of America, N.A., which bear interest at 8.76% for the nine months ended September 30, 2000.

     (e) Interest expense on the $5,000,000 note payable with Ryan Companies U.S., Inc., the seller, which bears interest at 9% for the nine months ended September 30, 2000.
     (f) Interest expense on the $23,000,000 line-of-credit with SouthTrust Bank, N.A., which bears interest at 8.97% for the nine months ended September 30, 2000.
     (g) Consists of ground lease and insurance expense for the ASML Building and the Motorola Tempe Building, net of tenant reimbursements.
     (h)       Consists of non-reimbursable operating expenses.
     (i) Management and leasing fees equal approximately 4.5% of rental income.
     (j) Interest expense on the $3,000,000 note payable to Cardinal Paragon, Inc. and the $35,900,000 note payable to Guaranteed Federal Bank, F.S.B, which bear interest at 6% and 8.99%, respectively, for the nine months ended September 30, 2000.
     (k) Interest expense on the $52,850,000 line of credit with South Trust Bank, N.A., which bears interest at 8.04% for the nine months ended September 30, 2000.
     (l) As of the acquisition date of December 21, 2000 for the Stone & Webster Building and the Metris Minnetonka Building, Wells Real Estate Investment Trust, Inc. had 30,665,147 shares of common stock outstanding; pro forma earnings per share is calculated as if these shares were outstanding for the entire nine months ended September 30, 2000.
     (m) As of the acquisition date of December 28, 2000 for the AT&T Call Center Buildings, Wells Real Estate Investment Trust, Inc. had 31,244,246 shares of common stock outstanding; pro forma earnings per share is calculated as if these shares were outstanding for the entire nine months ended September 30, 2000.
     (n) Reflect Wells Real Estate Investment Trust, Inc.'s equity in income of the Wells XII--REIT Joint Venture.

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